SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

December 18, 2003 (December 10, 2003)

Korn/Ferry International

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Century Park East, Suite 900, Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

(310) 552-1834

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press release, dated December 10, 2003.

Item 12.	Results of Operation and Financial Condition.

On December 10, 2003, Korn/Ferry International issued a press release announcing its second quarter fiscal 2004 results. The press release contained errors in the Reconciliation of EBITDA table under Adjusted EBITDA for the Six Months Ended October 31, 2002 and 2003. The full text of the corrected press release is attached hereto as Exhibit 99.1. The information in this Item 12 and the exhibit thereto are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN/FERRY INTERNATIONAL

Date: December 18, 2003	By:	/s/ Gary D. Burnison
Name: Gary D. Burnison
Title: Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated December 10, 2003.